SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 11, 2011

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 24, 2011, Strategic Hotels & Resorts, Inc. (the “Company”) and certain of its affiliates entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with certain affiliates of The Woodbridge Company Limited, a corporation amalgamated under the laws of Ontario (“Woodbridge”), pursuant to which (i) certain affiliates of Woodbridge agreed to sell, and the Company agreed to acquire, the hotels commonly known as the Four Seasons Resort Jackson Hole and the Four Seasons Hotel Silicon Valley for an aggregate of 15,200,000 shares (the “Property Purchase Shares”) of the Company’s common stock (the “Common Stock”), at an agreed to issuance price of $6.25 per share (the “Hotels Transaction”) and (ii) an affiliate of Woodbridge agreed to purchase from the Company, and the Company agreed to issue and sell to such Woodbridge affiliate, in a concurrent private offering (the “PIPE Transaction” and together with Hotels Transaction, the “Transactions”), an aggregate of 8,000,000 shares of Common Stock at a price of $6.25 per share (the “Additional Shares” and, together with the Property Purchase Shares, the “Shares”).

As contemplated by the Purchase and Sale Agreement, in connection with the closing of the Transactions, on March 11, 2011, the Company and certain affiliates of Woodbridge entered into a stock transfer restriction and registration rights agreement with respect to the Shares (the “STRRRA”) pursuant to which, among other things: (i) the Woodbridge affiliates are restricted from transferring the Shares for a period of twelve months commencing on the date of the closing of the Transactions (the “Lock-Up Period”), subject to certain exceptions as set forth in the STRRRA; (ii) the Company agreed to use commercially reasonable efforts to file a resale shelf registration statement with the Securities and Exchange Commission on any available registration form then available to cover the Shares (the “Shelf Registration Statement”) and have the Shelf Registration Statement declared effective on or prior to the expiration of the Lock-Up Period; (iii) the Woodbridge affiliates are entitled to three underwritten shelf takedowns of at least $50 million under the Shelf Registration Statement but shall not be entitled to more than one takedown in any twelve-month period; (iv) the Woodbridge affiliates are entitled to certain “piggy-back” registration rights subject to customary carve-outs and cutback rights as set forth in the STRRRA and (v) the Woodbridge affiliates are entitled to a one-time “demand” registration of at least $50 million under certain limited circumstances as set forth in the STRRRA.

The foregoing description of the STRRRA is qualified in its entirety by reference to the STRRRA, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On March 11, 2011, the Transactions closed. A copy of the press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Stock Transfer Restriction and Registration Rights Agreement, dated as of March 11, 2011, by and among Strategic Hotels & Resorts, Inc., WJH Holdings Inc. and WPA Hotel Holdings Inc.

99.1	Press Release dated March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2011

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Stock Transfer Restriction and Registration Rights Agreement, dated as of March 11, 2011, by and among Strategic Hotels & Resorts, Inc., WJH Holdings Inc. and WPA Hotel Holdings Inc.

99.1	Press Release dated March 11, 2011.